PINNACLE SHERMAN MULTI-STRATEGY CORE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 49.3%
	EQUITY - 49.3%
6,815	iShares Core S&P Mid-Cap ETF	$ 1,541,757
34,161	iShares S&P 500 Value ETF	4,695,772
49,541	iShares S&P Mid-Cap 400 Value ETF	4,677,166
52,688	iShares S&P Small-Cap 600 Value ETF	4,690,813
13,075	iShares U.S. Basic Materials ETF	1,539,320
5,070	SPDR Dow Jones Industrial Average ETF Trust	1,560,647
		18,705,475

	TOTAL EXCHANGE-TRADED FUNDS (Cost $19,161,624)	18,705,475

	SHORT-TERM INVESTMENTS — 50.7%
	MONEY MARKET FUNDS - 50.7%
19,228,853	First American Government Obligations Fund, Class X, 1.29% (Cost $19,228,853)(a)	19,228,853

	TOTAL INVESTMENTS - 100.0% (Cost $38,390,477)	$ 37,934,328
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.0%	4,993
	NET ASSETS - 100.0%	$ 37,939,321

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor's Depositary Receipt
(a)	Rate disclosed is the seven day effective yield as of June 30, 2022.